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                                                                    EXHIBIT 10.2
                                                                    ------------
                                PROMISSORY NOTE
                                ---------------

$__________
                                                            February 8 , 2000

     FOR VALUE RECEIVED, ________, an individual residing at __________, _________ (the "Borrower") hereby promises to pay to Creative BioMolecules, Inc. (the "Lender"), or its successor or assigns, at 101 Huntington Avenue, Suite 2400, Boston, MA, or at such other place as the Lender may from time to time designate, the principal amount of ____________ ($_______) in lawful money of the United States of America, in full or in parts, as applicable, on the Maturity Date(s) (as hereinafter defined). Interest shall accrue on the outstanding principal balance hereof commencing on the date hereof until maturity (whether as stated, by acceleration or otherwise) at a rate equal to 7% per annum and shall be payable upon maturity and as set forth herein. In no event shall the rate of interest hereunder exceed the maximum interest rate permitted by applicable law.

     The Borrower hereby agrees to use the funds borrowed pursuant to this promissory note, to purchase _______ shares of common stock, par value $.01 per share, of the Lender (the "Underlying Stock") pursuant to the incentive stock option grant described on Exhibit A hereto. It is expressly contemplated that if the Borrower sells all or a portion of the Underlying Stock during the term of this promissory note, Borrower shall first apply the proceeds from such sale(s) to pay the outstanding balance of principal and interest hereof until the outstanding balance of principal and interest hereof is paid in full.

     This Note shall, at the option of the Lender, become immediately due and payable upon notice or demand upon the occurrence of any of the following events (each, an "Event of Default"):

     (a) Borrower shall fail to make any payment when due which failure continues for five (5) days after receipt of written notice from the Lender; or

     (b) The occurrence of any of the following with respect to the Borrower: the admission in writing of his inability, or the general inability, to pay his debts as they become due, appointment of a receiver for any part of the property of, legal or equitable assignment, conveyance or transfer of property for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against, the Borrower, provided that it shall not be an Event of Default hereunder if a proceeding under any bankruptcy or insolvency laws commenced against the Borrower is dismissed within ninety (90) days.

     The "Maturity Date" shall mean the earlier of i) May 8, 2002 or (ii) 30 days following the sale by the Borrower of the Underlying Stock. Nothwithstanding the foregoing, sales of shares of Underlying Stock by the Borrower which together do not aggregate the total number of shares represented by the Underlying Stock shall not accelerate the Maturity Date with respect to the outstanding balance of principal and interest not discharged from the proceeds of such sale of Underlying Stock.

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     The Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

     No act, omission or delay by the Lender or course of dealing between the Lender and the Borrower shall constitute a waiver of the rights and remedies of the Lender hereunder. No single or partial waiver by the Lender of any default or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

     This Note shall be governed by and construed in accordance with the laws of The State of Delaware (without giving effect to the conflict of laws principles thereof). Any legal action or proceeding with respect to this Note may be brought in the courts of The State of Delaware or of the United States of America for the District of Massachusetts, and, by execution and delivery of this Note, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby knowingly, voluntarily, intentionally and irrevocably waives, in connection with any such action or proceeding: (i) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions, (ii) the right to interpose any setoff, non-compulsory counterclaim or cross-claim and (iii) to the maximum extent not prohibited by law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Note. The Borrower irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth above. Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

     No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Note and to such provision, and executed by the Borrower and the Lender.

     This Note and all obligations evidenced hereby shall be binding upon the heirs, executors, administrators, successors and assigns of the Borrower and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender, its successors, endorsees and assigns.

     In the event the Lender or any holder hereof shall refer this Note to an attorney for collection, the Borrower agrees to pay, in addition to unpaid principal and interest, all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney's fees, whether or not suit is instituted.

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     This Note shall take effect as an instrument under seal in The State of
Delaware.


_____________________________            ___________________________________
Witness

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